DELAWARE GROUP® STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

DELAWARE GROUP TAX-FREE FUND
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement to each Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), as amended

Effective immediately, the following replaces the section in the Fund’s statutory prospectus entitled, “Fund summaries – Who manages the Fund? – Investment manager:”

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of US Fixed Income and Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
William Roach	Vice President, Portfolio Manager	May 2023

Effective immediately, the following replaces the section in each Funds’ statutory prospectus entitled “Who manages the Funds – Portfolio managers:”

Gregory A. Gizzi, Stephen J. Czepiel and William Roach have an equal role in the management of the Funds. Mr. Gizzi, Mr. Czepiel and Mr. Roach assumed primary responsibility for making day-to-day investment decisions for the Funds in December 2012, July 2007 and May 2023, respectively.

Gregory A. Gizzi Managing Director, Head of US Fixed Income, Head of Municipal Bonds, Senior Portfolio Manager
Gregory A. Gizzi is head of municipal bonds for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI's taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm's municipal bond funds and several client accounts, a role he held since November 2011. Gizzi is also the head of US Fixed Income, a role he assumed in July 2022. In this role, he is responsible for the oversight of the US fixed income business and works closely with the US MFI leadership to ensure the delivery of the team's business objectives in the region. Before joining Macquarie Asset Management (MAM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm's tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor's degree in economics from Harvard University.

Stephen J. Czepiel Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager
Stephen J. Czepiel leads the portfolio management of the firm's municipal bonds strategies for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm's municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Asset Management (MAM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor's degree in finance and economics from Duquesne University.

William Roach Vice President, Portfolio Manager
•	Joined Macquarie in 2012
•	Based in Philadelphia
William is a Co-Portfolio Manager for the firm’s municipal bond funds and client accounts, a role he assumed in May 2023. He was previously also a Senior Trader for the Municipal Bond Team within Macquarie Asset Management Fixed Income (MFI), a position he held from March 2019 until October 2023. Prior to joining the Municipal Bond Team in April 2015, William spent three years as an Internal Sales Consultant for the firm’s Client Solutions Group, where he managed relationships across the country and across asset classes.  Before joining Macquarie, he worked at Merrill Lynch as an Investment Consultant and Analyst and at Creative Financial Group as a financial advisor.  He earned a Bachelor of Science with dual concentrations in business administration and political science from Albright College and a Master of Business Administration with a concentration in finance from Villanova University. He holds the Chartered Financial Analyst® and Chartered Market Technician® designations.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Effective immediately, the following replaces the chart in the section of the Fund’s SAI entitled, “Portfolio Managers – Other Accounts Managed:”

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of August 31, 2022 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Gregory A. Gizzi
Registered investment companies:	20	$8.3 billion	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	34	$3.1 billion	0	$0
Stephen J. Czepiel
Registered investment companies:	20	$8.3 billion	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	23	$3.4 billion	0	$0
William Roach*
Registered investment companies:	13	$6.4 billion	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0
*Information as of September 30, 2023.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated October 25, 2023.